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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest reported) February 12, 2001


                        j2 Global Communications, Inc.
            (Exact name of registrant as specified in its charter)

         Delaware                   0-25965                51-0371142
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation             File Number)         Identification No.)

                             6922 Hollywood Blvd.
                                   Suite 900
                         Los Angeles, California 90028
                   (Address of principal executive offices)

                                (323) 860-9200
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

99.1               Press Release dated February 12, 2001


ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is a press release of the Registrant containing a summary of certain strategic and financial information to be disclosed during the Registrant's webcast to be held on Monday, February 12, 2001 at 8:30 a.m. Pacific Standard Time. Exhibit 99.1 is incorporated by reference under this Item 9.

Safe Harbor for Forward-Looking Statements: Certain statements in the attached Exhibit constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause
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actual results to differ materially from those described in the forward-looking statements.

Such statements address the following subjects: future operating results; subscriber growth and retention; unified messaging, conference calling, broadcast faxing and advertising revenues; earnings growth and expectations; new products, services and features; corporate spending; liquidity; network capacity; and regulatory developments.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

Factors relating to increased competition, including: price reductions and increased spending; inability to generate greater revenues and profits from unified messaging, conference calling, broadcast faxing and advertising; the risk that the Registrant's and eFax's businesses will not be integrated successfully and the failure of the Registrant to realize anticipated benefits of the merger; limitations on the Registrant's opportunities to enter into or renew agreements with distribution partners and suppliers; limitations on the Registrant's ability to develop new products and services; limitations on the Registrant's ability to continue to grow or sustain the rate of growth of its subscriber base; and limitations on the Registrant's ability to maintain or grow its market share in the unified messaging industry.

The risk of the failure to obtain necessary financing.

The risk of loss of services of executive officers and other key employees.

Inability of the Registrant to introduce new products and services or to achieve commercial acceptance for these new products and services.

The risk of adverse changes in the U.S. regulatory environment surrounding unified communications, including changes that could make it more costly to obtain subscriber telephone numbers or impose additional compliance costs.

Risks related to our limited operating history, risks associated with technological change, uncertainties regarding the protection of proprietary technology; risks of lawsuits against the Registrant alleging infringement of intellectual property or other rights; and other factors set forth in the Registrant's filings with the Securities and Exchange Commission.

Note: the information in this report (including the Exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 j2 Global Communications
                                     (Registrant)


Date: February 12, 2001          By: /s/ Scott Turicchi
                                 -----------------------------------------
                                 Scott Turicchi, Executive Vice President,
                                 Corporate Development


                               INDEX TO EXHIBITS


EXHIBIT
NUMBER             DESCRIPTION
-------            -----------
99.1               Press Release dated February 12, 2001.